UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

Vicapsys Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-56145	91-1930691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

7778 Mcginnis Ferry Rd. #270

Suwanee, GA 30024

(Address of principal executive offices, including ZIP code)

(972) 891-8033

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	NA

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Vicapsys Life Sciences, Inc. (the “Company”) is filing this Form 8-K/A (“Amendment”) to its Current Report on Form 8-K as originally filed with the Securities and Exchange Commission on May 17, 2023 (the “Original Filing”), solely to correctly identify the name of the Company’s new registered public accounting firm as “Assurance.” in the second paragraph under the section “Engagement of Independent Registered Accounting Firm” under Item 4.01. The Original Filing inadvertently referenced the incorrect name of the Company’s new registered public accounting firm in the second paragraph under the section “Engagement of Independent Registered Accounting Firm” under Item 4.01. No other changes have been made from the Original Filing.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On May 12, 2023, the Board of Directors (the “Board”) of the Vicapsys Life Sciences, Inc. (the “Company”) approved the dismissal of D. Brooks and Associates CPAs, P.A. (“D. Brooks”) as the Company’s independent registered public accounting firm effective May 12, 2023.

The audit reports of D. Brooks on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2022 and 2021 contained an explanatory paragraph regarding the substantial doubt out the Company’s ability to continue as a going concern but did not otherwise contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2022 and 2021, and in the subsequent interim period through May 12, 2023, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with D. Brooks on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of D. Brooks, would have caused D. Brooks to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided D. Brooks with a copy of the disclosure contained in this section of this Current Report on Form 8-K prior to the time this report was filed with the Securities and Exchange Commission (the “SEC”) and requested that D. Brooks furnish a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects to which it does not agree. A copy of D. Brooks’ letter, dated May 17, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Independent Registered Public Accounting Firm

On May 12, 2023, 2023, the Board appointed Assurance Dimensions. (“Assurance”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2023.

During our two most recent fiscal years ended December 31, 2022 and 2021 and in the subsequent interim period through May 12, 2023, neither the Company nor anyone on the Company’s behalf consulted Assurance regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, in connection with which either a written report or oral advice was provided to the Company that Assurance concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1**	Letter of D. Brooks and Associates CPAs, P.A., dated May 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

**Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2023	VICAPSYS LIFE SCIENCES, INC.

/s/ Federico Pier
Federico Pier
Chief Executive Officer

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